UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2010
DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)
Registrant’s telephone number, including area code: (404) 715-2600
Registrant’s Web site address: www.delta.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Underwriting Agreement
     On June 28, 2010, Delta Air Lines, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the issuance and sale of a total of $450,000,000 of Delta Air Lines, Inc. Pass Through Certificates, Series 2010-1A (the “Certificates”).
     The Certificates are being offered pursuant to the Prospectus Supplement, dated June 28, 2010, to the Prospectus, dated June 28, 2010, which forms a part of the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-167811) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 28, 2010.
     The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which the Company agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.
     Delivery of the Certificates was made under the Underwriting Agreement on July 2, 2010 with an interest rate of 6.20% per annum. The Certificates were issued by a pass through trust. The Underwriters purchased the Certificates from the pass through trust at 100% of the principal amount thereof.
     As described below, the pass through trust will use the proceeds from the sale of Certificates to acquire equipment notes from the Company. The equipment notes will be secured by 24 Boeing aircraft owned by the Company. Payments on the equipment notes held in the pass through trust will be passed through to the certificateholders of the trust. The Company expects to use the proceeds from the issuance of the equipment notes to refinance, in part, 22 aircraft currently supporting its outstanding 2000-1 EETC after the final maturity in November 2010 (the “2000-1 Aircraft”) and to finance, in part, 2 aircraft delivered earlier in 2010 (the “2010 Aircraft”). The Company will use any proceeds not used in connection with such refinancing or financing to pay fees and expenses related to the offering and for general corporate purposes.
     The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     From time to time in the ordinary course of their respective business, the Underwriters and certain of their affiliates have engaged, and in the future may engage in, investment and commercial banking or other transactions of a financial nature with the Company and its affiliates, including the provision of certain advisory services, making loans to the Company and its affiliates and serving as counterparties to certain fuel hedging arrangements. The Underwriters and their affiliate have received and in the future may receive customary fees and expenses and commissions for these transactions.
Note Purchase Agreement
     On July 2, 2010, the Company, U.S. Bank Trust National Association, as Subordination Agent and Pass Through Trustee under the pass through trust newly formed by the Company (the “Trustee”), U.S. Bank National Association, as Escrow Agent under the Escrow Agreement (as defined below), and U.S. Bank Trust National Association as Paying Agent under the Escrow Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of Series A equipment notes (the “Series A Equipment Notes”) in the aggregate principal amount of $450,000,000 secured by the 2000-1 Aircraft, which were delivered new to the Company in 1999 and 2000, and the 2010 Aircraft, which were delivered new to the Company in 2010 (collectively, the 2000-1 Aircraft and the 2010 Aircraft are referred to as the “Aircraft”). The Note Purchase Agreement also provides for the possible future issuance of another series of equipment notes to be secured by the Aircraft. Pursuant to the Note Purchase Agreement, the Trustee will purchase the Series A Equipment Notes by December 31, 2010 with respect to the 2000-1 Aircraft and within 90 days of the date of the execution of the Note Purchase Agreement with respect to the 2010 Aircraft. The Series A Equipment Notes will be issued under an Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to each such Aircraft to be entered into by the Company and U.S. Bank Trust National Association, as Loan Trustee.
     Each Indenture contemplates the issuance of Series A Equipment Notes, bearing interest at the rate of 6.20% per annum in the aggregate principal amount (once all the Series A Equipment Notes have been issued) equal to $450,000,000. The Series A Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of the Certificates.
     Pending the purchase of the Series A Equipment Notes, the proceeds from the sale of the Certificates were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of July 2, 2010, among U.S. Bank National Association, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, and the Trustee. The escrowed funds were deposited with the Bank of New York Mellon, under a Deposit Agreement.
     The interest on the escrowed funds is payable on January 2, 2011 and interest on the Series A Equipment Notes is payable semiannually on each January 2 and July 2, beginning on January 2, 2011. The principal payments on the Series A Equipment Notes are scheduled on January 2 and July 2 of certain years, beginning on January 2, 2011. The final payments will be due on July 2, 2018. Maturity of the Series A Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Series A Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.
     The foregoing descriptions of the Note Purchase Agreement and the other agreements described above are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith as exhibits and are incorporated herein by reference.
     This Current Report on Form 8-K is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 2.03	Creation of Direct Financial Obligation.
See Item 1.01

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Underwriting Agreement, dated as of June 28, 2010, between Delta Air Lines, Inc. and the Underwriters
4.2
Trust Supplement No. 2010-1A, dated as of July 2, 2010, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2010-1A (included in Exhibit A to Exhibit 4.2)
4.4
Intercreditor Agreement (2010-1), dated as of July 2, 2010, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2010-1A, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5
Revolving Credit Agreement (2010-1A), dated as of July 2, 2010, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2010-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.6	Deposit Agreement (Class A), dated as of July 2, 2010, into between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary
4.7
Escrow and Paying Agent Agreement (Class A), dated as of July 2, 2010, among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2010-1A, and U.S. Bank Trust National Association, as Paying Agent

4.8
Note Purchase Agreement, dated as of July 2, 2010, Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9
Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10
Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2010-1 Equipment Notes (included in Exhibit 4.10)
5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.
5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.
8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters
23.1	Consent of Aircraft Information Systems, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Morten Beyer & Agnew, Inc.
23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and Exhibit 8.1)
23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)
23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.
	By:	/s/ Hank Halter
Hank Halter
Date: July 2, 2010		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 28, 2010, between Delta Air Lines, Inc. and the Underwriters
4.2
Trust Supplement No. 2010-1A, dated as of July 2, 2010, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Form of Pass Through Trust Certificate, Series 2010-1A (included in Exhibit A to Exhibit 4.2)
4.4
Intercreditor Agreement (2010-1), dated as of July 2, 2010, among U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2010-1A, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5
Revolving Credit Agreement (2010-1A), dated as of July 2, 2010, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2010-1A and as Borrower, and Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider

4.6	Deposit Agreement (Class A), dated as of July 2, 2010, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary
4.7
Escrow and Paying Agent Agreement (Class A), dated as of July 2, 2010, among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Banc of America Securities LLC, as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of Delta Air Lines Pass Through Trust 2010-1A, and U.S. Bank Trust National Association, as Paying Agent

4.8
Note Purchase Agreement, to be entered into among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, and U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9
Form of Participation Agreement (Participation Agreement among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein) (Exhibit B to the Note Purchase Agreement)

4.10
Form of Indenture and Security Agreement (Indenture and Security Agreement between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to the Note Purchase Agreement)

4.11	Form of Series 2010-1 Equipment Notes (included in Exhibit 4.10)
5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.
5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

Exhibit Number	Description
5.3	Opinion of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc.
8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters
23.1	Consent of Aircraft Information Systems, Inc.
23.2	Consent of BK Associates, Inc.
23.3	Consent of Morten Beyer & Agnew, Inc.
23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and Exhibit 8.1)
23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)
23.6	Consent of Leslie P. Klemperer, Esq. Vice President — Deputy General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)